CONSENT TO BE NOMINATED FOR ELECTION AS DIRECTOR



               I hereby consent to being named as a nominee for election as a director of Rentrak Corporation in proxy materials to be filed with the Securities and Exchange Commission and to be sent to the shareholders of Rentrak Corporation by the Committee for the Achievement of Rentrak Excellence and to serve as a director of Rentrak Corporation if elected.


Date:  May 24, 2000                           /s/ Cecil D. Andrus
                                              ----------------------------------
                                              Signature


                                              Cecil D. Andrus
                                              ----------------------------------
                                              (Print Name)

                CONSENT TO BE NOMINATED FOR ELECTION AS DIRECTOR



               I hereby consent to being named as a nominee for election as a director of Rentrak Corporation in proxy materials to be filed with the Securities and Exchange Commission and to be sent to the shareholders of Rentrak Corporation by the Committee for the Achievement of Rentrak Excellence and to serve as a director of Rentrak Corporation if elected.


Date:  May 24, 2000                           /s/ George Henry Kuper
                                              ----------------------------------
                                              Signature


                                              George Henry Kuper
                                              ----------------------------------
                                              (Print Name)

                CONSENT TO BE NOMINATED FOR ELECTION AS DIRECTOR



               I hereby consent to being named as a nominee for election as a director of Rentrak Corporation in proxy materials to be filed with the Securities and Exchange Commission and to be sent to the shareholders of Rentrak Corporation by the Committee for the Achievement of Rentrak Excellence and to serve as a director of Rentrak Corporation if elected.


Date:  May 26, 2000                           /s/ Joon S. Moon
                                              ----------------------------------
                                              Signature


                                              Joon S. Moon
                                              ----------------------------------
                                              (Print Name)

                CONSENT TO BE NOMINATED FOR ELECTION AS DIRECTOR



               I hereby consent to being named as a nominee for election as a director of Rentrak Corporation in proxy materials to be filed with the Securities and Exchange Commission and to be sent to the shareholders of Rentrak Corporation by the Committee for the Achievement of Rentrak Excellence and to serve as a director of Rentrak Corporation if elected.


Date:  May 25, 2000                           /s/ James G. Petcoff
                                              ----------------------------------
                                              Signature


                                              James G. Petcoff
                                              ----------------------------------
                                              (Print Name)

                CONSENT TO BE NOMINATED FOR ELECTION AS DIRECTOR



               I hereby consent to being named as a nominee for election as a director of Rentrak Corporation in proxy materials to be filed with the Securities and Exchange Commission and to be sent to the shareholders of Rentrak Corporation by the Committee for the Achievement of Rentrak Excellence and to serve as a director of Rentrak Corporation if elected.


Date:  May 24, 2000                           /s/ Paul A. Rosenbaum
                                              ----------------------------------
                                              Signature


                                              Paul A. Rosenbaum
                                              ----------------------------------
                                              (Print Name)